FIST2 P1 12/19

SUPPLEMENT DATED DECEMBER 31, 2019

TO THE PROSPECTUS DATED

MARCH 1, 2019 OF

FRANKLIN FLOATING RATE DAILY ACCESS FUND

(a series of Franklin Investors Securities Trust)

The Prospectus is amended as follows:

I.       The following is added to the “Fund Summary— Franklin Floating Rate Daily Access Fund —Portfolio Managers” section in the Prospectus:

Judy Sher

Portfolio Manager of Advisers and portfolio manager of the Fund since December 2019.

II.      The portfolio management team in the “Fund Details—Franklin Floating Rate Daily Access Fund —Management” section in the prospectus is replaced with the following:

Reema Agarwal, CFA Senior Vice President of Advisers

Ms. Agarwal has been a portfolio manager of the Fund since January 2019. She joined Franklin Templeton in 2004.

Justin Ma, CFA Portfolio Manager of Advisers

Mr. Ma has been a portfolio manager of the Fund since 2013. He joined Franklin Templeton in 2006.

Margaret Chiu, CFA Portfolio Manager of Advisers
Ms. Chiu has been a portfolio manager of the Fund since March 2019. She joined Franklin Templeton in 2012.

Judy Sher, Portfolio Manager of Advisers

Ms. Sher has been a portfolio manager of the Fund since December 2019. She joined Franklin Templeton in 2013.

As co-lead portfolio managers, Messrs. Agarwal, Chiu, and Sher and Mr. Ma are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your Prospectus for future reference.